Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 2003, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated:  May 5, 2003                                       /s/ Greg A. Nathanson


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 2003, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated:  May 5, 2003                                           /s/ Gary L. Kaseff

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 2003, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated:  May 6, 2003                                           /s/ Peter A. Lund





                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 2003, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated:  May 7, 2003                                       /s/ Lawrence B. Sorrel

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 2003, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated:  May 7, 2003                                     /s/ Richard A. Leventhal





                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 2003, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated:  May 7, 2003                                           /s/ Frank V. Sica

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 2003, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated:  May 7, 2003                                           /s/ Susan B. Bayh